EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350 of Chapter 63 of Title 18 of the United States Code), I, S. Jeffrey Johnson, Chief Executive Officer of Cano Petroleum, Inc. (the “Company”), certify that the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009	/s/ S. Jeffrey Johnson

S. Jeffrey Johnson
Chief Executive Officer